SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	77-0387041 (I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5. Other Events.

              On November 2, 2001, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that representatives of the Registrant will participate in the U.S. Bancorp Piper Jaffray conference on November 6, 2001. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated November 2, 2001 re conference participation
99.2	Greater Bay Bancorp slide presentation for November 6, 2001 U.S. Bancorp Piper Jaffray conference

Item 9. Regulation FD Disclosure

              The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Dated: November 6, 2001	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated November 2, 2001 re conference participation

99.2	Greater Bay Bancorp slide presentation for November 6, 2001 U.S. Bancorp Piper Jaffray conference